Exhibit 10.2

Execution Version

SECOND AMENDED AND RESTATED UNCONDITIONAL GUARANTY

THIS SECOND AMENDED AND RESTATED UNCONDITIONAL GUARANTY (“Guaranty”) is entered into as of June 29, 2022, by each of the undersigned (each a “Guarantor”), in favor of MUFG UNION BANK, N.A. (and its subsidiaries and affiliates), in its capacity as Administrative Agent (“Agent”).

Recitals

A. This Guaranty is entered into concurrently with that certain Second Amended and Restated Credit Agreement among ResMed Inc., a Delaware corporation (“Borrower”), each lender from time to time party thereto (collectively, “Lenders” and individually, a “Lender”), Agent as Administrative Agent for Lenders, Lead Arranger, Book Runner, Swing Line Lender and L/C Issuer (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), dated as of even date herewith, which amends and restates, without constituting a novation, that certain Amended and Restated Credit Agreement among Borrower, the lenders party thereto, Agent as Administrative Agent for the lenders, Joint Lead Arranger, Joint Book Runner, Swing Line Lender and L/C Issuer and Westpac Banking Corporation, as Syndication Agent, Joint Lead Arranger and Joint Book Runner dated as of April 17, 2018 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”), pursuant to which Lenders have agreed to make certain advances of money and to extend certain financial accommodations to Borrower (collectively, the “Loans”), subject to the terms and conditions set forth therein. Capitalized terms used in this Guaranty but not otherwise defined herein shall have the meanings given them in the Credit Agreement.

B. Certain Guarantors previously entered into that certain Amended and Restated Unconditional Guaranty, dated as of April 17, 2018 (the “Existing Guaranty”), pursuant to which each such Guarantor guaranteed to Agent the payment and performance of the Obligations (as defined in the Existing Credit Agreement).

C. In consideration of the agreement of Lenders to amend and restate the Existing Credit Agreement and to make the Loans to Borrower under the Credit Agreement, Guarantor is willing to amend and restate the Existing Guaranty, without constituting a novation, and guaranty the full payment and performance by Borrower of all of its Obligations under the Credit Agreement, all as further set forth herein.

D. Guarantor is a Subsidiary of Borrower and will obtain substantial direct and indirect benefit from the Loans made by Lenders to Borrower under the Credit Agreement.

NOW, THEREFORE, to induce Agent and Lenders to enter into the Credit Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, Guarantor hereby represents, warrants, covenants and agrees as follows:

1. Obligations Guarantied. Guarantor unconditionally guaranties and promises (a) to pay to Agent, in lawful United States money, all Obligations (other than any Excluded Swap Obligations) of Borrower when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter; and (b) to perform all undertakings of Borrower in connection with the Obligations. For purposes of this Guaranty, “Excluded Swap Obligations” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Guarantor of, such

Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute (the “Commodity Exchange Act”), or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the Guarantee of such Guarantor becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee is or becomes illegal. For purposes of this Guaranty, “Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

2. Separate Obligations. Guarantor’s obligations under this Guaranty are independent of Borrower’s Obligations and separate actions may be brought against each Guarantor (whether action is brought against Borrower or whether Borrower is joined in the action).

3. Continuing Nature/Revocation/Reinstatement. This Guaranty is in addition to any other guaranties of the Obligations, is continuing and covers all Obligations, including those arising under successive transactions which continue or increase the Obligations from time to time, renew all or part of the Obligations after they have been satisfied, or create new Obligations. Revocation by one or more signers of this Guaranty or any other guarantors of the Obligations shall not (a) affect the obligations under this Guaranty of any non-revoking Guarantors, (b) apply to Obligations outstanding when Agent receives written notice of revocation, or to any extensions, renewals, readvances, modifications, amendments or replacements of such Obligations, or (c) apply to Obligations, arising after Agent receives such notice of revocation, which are created pursuant to a commitment existing at the time of the revocation, whether or not there exists an unsatisfied condition to such commitment or Agent has another defense to its performance. All of Agent’s rights pursuant to this Guaranty continue with respect to amounts previously paid to Agent on account of any Obligations which are thereafter restored or returned by Agent, whether in an insolvency proceeding of Borrower or for any other reason, all as though such amounts had not been paid to Agent; and Guarantor’s liability under this Guaranty (and all its terms and provisions) shall be reinstated and revived, notwithstanding any surrender or cancellation of this Guaranty. Agent, at its sole discretion, may determine whether any amount paid to it must be restored or returned; provided, however, that if Agent elects to contest any claim for return or restoration, Guarantor agrees to indemnify and hold Agent harmless from and against all costs and expenses, including reasonable attorneys’ fees, expended or incurred by Agent in connection with such contest. If an Event of Default has occurred under the Credit Agreement, at Agent’s election, Guarantor’s obligations under this Guaranty shall immediately and without notice or demand become due and payable, whether or not then otherwise due and payable.

4. Authorization. Guarantor authorizes Agent, without notice and without affecting Guarantor’s liability under this Guaranty, from time to time, whether before or after any revocation of this Guaranty, to (a) renew, compromise, extend, accelerate, release, subordinate, waive, amend and restate, or otherwise amend or change, the interest rate, time or place for payment or any other terms of all or any part of the Obligations; (b) accept delinquent or partial payments on the Obligations; (c) take or not take credit support for this Guaranty or for all or any part of the Obligations, and exchange, enforce, waive, release, subordinate, fail to enforce or perfect, sell, or otherwise dispose of any such credit support; (d) apply proceeds of any such credit support and direct the order or manner of its sale or enforcement as Agent, at its sole discretion, may determine; and (e) release or substitute Borrower or any guarantor or other person or entity liable on the Obligations.

5. Waivers. To the maximum extent permitted by law, Guarantor waives (a) all rights to require Agent to proceed against Borrower, or any other guarantor, or to marshal assets or to pursue any other remedy in Agent’s power whatsoever; (b) all defenses arising by reason of any disability or other defense of Borrower, the cessation for any reason of the liability of Borrower, any defense that any other indemnity or guaranty was to be obtained, any claim that Agent has made Guarantor’s obligations more burdensome or more burdensome than Borrower’s obligations, and the use of any proceeds of the Obligations other than as intended or understood by Agent or Guarantor; (c) all presentments, demands for performance, notices of nonperformance, protests, notices of dishonor, notices of acceptance of this Guaranty and of the existence or creation of new or additional Obligations, and all other notices or demands to which Guarantor might otherwise be entitled; (d) all conditions precedent to the effectiveness of this Guaranty; (e) all rights to file a claim in connection with the Obligations in an Insolvency Proceeding filed by or against Borrower; (f) all rights to require Agent to enforce any of its remedies; (g) until the Obligations are satisfied or fully paid with such payment not subject to return: (i) all rights of subrogation, contribution, indemnification or reimbursement, (ii) all rights to participate in or benefit from any credit support Agent may have or acquire and (iii) all rights, remedies and defenses Guarantor may have or acquire against Borrower and (h) any defense arising by reason of any invalidity or unenforceability of any of the Loan Documents or any provision thereof.

6. Guarantor to Keep Informed. Guarantor warrants having established with Borrower adequate means of obtaining, on an ongoing basis, such information as Guarantor may require concerning all matters bearing on the risk of nonpayment or nonperformance of the Obligations. Guarantor assumes sole, continuing responsibility for obtaining such information from sources other than from Agent. Agent has no duty to provide any information to Guarantor until Agent receives Guarantor’s written request for specific information in Agent’s possession and Borrower has authorized Agent to disclose such information to Guarantor.

7. Subordination. All obligations of Borrower to Guarantor which presently or in the future may exist (“Guarantor’s Claims”) are hereby subordinated to the Obligations. At Agent’s request, upon the occurrence and during the continuation of an Event of Default Guarantor’s Claims will be enforced and performance thereon received by Guarantor only as a trustee for Agent, and Guarantor will promptly pay over to Agent all proceeds recovered for application to the Obligations without reducing or affecting Guarantor’s liability under other provisions of this Guaranty.

8. Reserved.

9. Authorization. Agent need not inquire into or verify the powers of Borrower or authority of those acting or purporting to act on behalf of Borrower, and this Guaranty shall be enforceable with respect to any Obligations Agent grants or creates in reliance on the purported exercise of such powers or authority.

10. Assignments. Without notice to Guarantor, Agent may assign the Obligations and this Guaranty, in whole or in part, and may disclose to any prospective or actual purchaser of all or part of the Obligations any and all information Agent has or acquires concerning Guarantor or this Guaranty.

11. Multiple Guarantors/Borrowers. When there is more than one Borrower named herein or when this Guaranty is executed by more than one Guarantor, then the words “Borrower” and “Guarantor”, respectively, shall mean all and any one or more of them, and their respective successors and assigns, including debtors-in-possession and bankruptcy trustees; words used herein in the singular shall be considered to have been used in the plural where the context and construction so requires in order to refer to more than one Borrower or Guarantor, as the case may be.

12. Integration/Severability/Amendments/Counterparts. This Guaranty is intended by Guarantor and Agent as the complete, final expression of their agreement concerning its subject matter. It supersedes all prior understandings or agreements with respect thereto and may be changed only by a writing signed by Guarantor and Agent. No course of dealing, or parole or extrinsic evidence shall be used to modify or supplement the express terms of this Guaranty. If any provision of this Guaranty is found to be illegal, invalid or unenforceable, such provision shall be enforced to the maximum extent permitted, but if fully unenforceable, such provision shall be severable, and this Guaranty shall be construed as if such provision had never been a part of this Guaranty, and the remaining provisions shall continue in full force and effect. This Guaranty may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Guaranty by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Guaranty.

13. Joint and Several. If more than one Guarantor signs this Guaranty, the obligations of each under this Guaranty are joint and several, and independent of the Obligations and of the obligations of any other person or entity. A separate action or actions may be brought and prosecuted against any one or more guarantors, whether action is brought against Borrower or other guarantors of the Obligations, and whether Borrower or others are joined in any such action.

14. Notice. Any notice, including notice of revocation, given by any party under this Guaranty shall be effective only upon its receipt by the other party and only if (a) given in writing and (b) personally delivered or sent by United States mail, postage prepaid, and addressed to (x) in the case of Agent, the address set forth for Agent in the Credit Agreement and (y) in the case of Guarantor, the address set forth next to Guarantor’s signature below. Guarantor and Agent may change the place to which notices, requests, and other communications are to be sent to them by giving written notice of such change to the other.

15. Governing Law; Jurisdiction; Etc.

(a) GOVERNING LAW. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b) SUBMISSION TO JURISDICTION. GUARANTOR IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK LOCATED IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, OR OF THE UNITED STATES OF AMERICA SITTING IN THE SOUTHERN DISTRICT OF NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER

PROVIDED BY LAW. NOTHING IN THIS GUARANTY SHALL AFFECT ANY RIGHT THAT AGENT MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY AGAINST GUARANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c) WAIVER OF VENUE. GUARANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 14. NOTHING IN THIS GUARANTY WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

16. WAIVER OF JURY TRIAL. THE PARTIES HERETO, TO THE EXTENT PERMITTED BY LAW, WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING ARISING OUT OF, IN CONNECTION WITH OR RELATING TO, THIS GUARANTY, AND ANY OTHER TRANSACTION CONTEMPLATED HEREBY. THIS WAIVER APPLIES TO ANY ACTION, SUIT OR PROCEEDING WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE. EACH PARTY HERETO (A) CERTIFIES THAT NO OTHER PARTY AND NO RELATED PERSON OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTY BY THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

17. Amendment and Restatement. This Guaranty amends and restates in its entirety the Existing Guaranty effective as of the date hereof. Anything contained herein to the contrary notwithstanding, this Guaranty is not intended to and shall not serve to effect a novation of the Existing Guaranty or any obligations of any Guarantor thereunder. Instead, it is the express intention of the parties hereto to reaffirm the guaranty and obligations under the Existing Guaranty. Each Guarantor acknowledges and confirms (x) that the Loan Documents shall continue in full force and effect in accordance with their terms unless otherwise amended by the parties thereto, and (y) that the term “Obligations” as used in the Loan Documents (or any other term used therein to describe or refer to the guaranty and obligations of any Guarantor to the Administrative Agent and the Lenders) includes, without limitation (but without duplication), the guaranty and obligations of each Guarantor under this Guaranty and under the Existing Guaranty, as amended and restated hereby, as the same may be further amended, modified, supplemented and/or restated from time to time. The Loan Documents and all agreements, instruments and documents executed or delivered in connection with any of the foregoing shall each be deemed to be amended to the extent necessary to give effect to the provisions of this Guaranty. Each reference to the “Guaranty” in any Loan Document shall mean and be a reference to this Guaranty (as further amended, restated, supplemented or otherwise modified from time to time) and each reference to the “Guarantors” or a “Guarantor” shall be deemed to refer to the “Guarantors” or “Guarantor”, as applicable, under, pursuant to and as defined in this Guaranty. Cross-references in the Loan

Documents to particular section numbers in the Existing Guaranty shall be deemed to be cross-references to the corresponding sections, as applicable, of this Guaranty.

[Balance of Page Intentionally Left Blank]

Executed as of the date first set forth above. Guarantor acknowledges having received a copy of this Guaranty and having made each waiver contained in this Guaranty with full knowledge of its consequences.

GUARANTORS:

RESMED CORP.		ADDRESS: 9001 Spectrum Center Blvd., San Diego, CA 92123
By:	/s/ David Pendarvis
Name: David Pendarvis Title: Secretary

RESMED MOTOR TECHNOLOGIES INC.		ADDRESS: 9540 De Soto Ave., Chatsworth, CA 91311-5010
By:	/s/ David Pendarvis
Name: David Pendarvis Title: Secretary

RESMED DIGITAL HEALTH INC.		ADDRESS: 9001 Spectrum Center Blvd., San Diego, CA 92123
By:	/s/ David Pendarvis
Name: David Pendarvis Title: Secretary

RESMED SAAS HOLDINGS INC.		ADDRESS: 9001 Spectrum Center Blvd., San Diego, CA 92123
By:	/s/ David Pendarvis
Name: David Pendarvis Title: Secretary

RESMED OPERATIONS INC.		ADDRESS: 9001 Spectrum Center Blvd., San Diego, CA 92123
By:	/s/ David Pendarvis
Name: David Pendarvis Title: Secretary

[Signature Page to Second Amended and Restated Unconditional Guaranty]

BRIGHTREE LLC		ADDRESS: 125 Technology Pkwy, Peachtree Corners, GA 30092
By:	/s/ Doug Brandberg
Name: Doug Brandberg Title: Chief Financial Officer

BRIGHTREE HOME HEALTH & HOSPICE LLC		ADDRESS: 1550 American Blvd East, Bloomington, MN 55425
By:	/s/ Mehul Joshi
Name: Mehul Joshi Title: Treasurer

BRIGHTREE PATIENT COLLECTIONS LLC		ADDRESS: 125 Technology Pkwy, Peachtree Corners, GA 30092
By:	/s/ Doug Brandberg
Name: Doug Brandberg Title: Chief Financial Officer

MATRIXCARE, INC.		ADDRESS: 1550 American Blvd East, 9th Floor, Bloomington, MN 55425
By:	/s/ David Pendarvis
Name: David Pendarvis Title: Secretary

RECIPROCAL LABS CORPORATION		ADDRESS: 1 S. Pinckney St, Suite 601, Madison, WI 53703
By:	/s/ David Pendarvis
Name: David Pendarvis Title: Secretary

[Signature Page to Second Amended and Restated Unconditional Guaranty]

HEALTHCAREFIRST, INC.		ADDRESS: 1343 Kingsley St, Suite G, Springfield, MO 65804
By:	/s/ David Pendarvis
Name: David Pendarvis Title: Secretary

HEALTHCAREFIRST HOLDING COMPANY		ADDRESS: 1343 Kingsley St, Suite G, Springfield, MO 65804
By:	/s/ David Pendarvis
Name: David Pendarvis Title: Secretary

HCF HOLDCO COMPANY		ADDRESS: 1343 Kingsley St, Suite G, Springfield, MO 65804
By:	/s/ David Pendarvis
Name: David Pendarvis Title: Secretary

[Signature Page to Second Amended and Restated Unconditional Guaranty]